INVESTOR DAY November 5th, 2015

Certain statements contained in this presentation that are not historical facts are forward-looking statements and are thus prospective. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. More information regarding such risks can be found in Fastenal’s quarterly and annual SEC filings. FORWARD LOOKING STATEMENTS

Will Oberton President, CEO & Chairman of the Board

WHY FASTENAL? People Product Strategy Sales Specialists Delivery SystemsCustom Manufacturing Strategic Partnership Customer Service Oriented Local Stores Industry Specialists Product Depth Multiple Purchasing Methods Cost Savings Product Breadth Inventory Management National Accounts Program In-stock Inventory Efficient Distribution Network Same Day Service Quality Products Customized Inventory Custom Packaging Global Sourcing Industrial Services Stability

Kevin Fitzgerald Vice-President Fastenal Solutions

• VENDING HISTORY • MARKET SIZE – OPPORTUNITY • SALES TEAM • INITIATIVES • WHY FASTENAL VENDING AGENDA

National Support & Training National Distribution Regional Build Centers Regional Sales Specialist Local People, Local Products

9,462 26,975 40,775 46,855 54,291 0 10,000 20,000 30,000 40,000 50,000 60,000 2011 2012 2013 2014 2015 TOTAL # OF MACHINES INSTALLED

April 2011 Investor Day… • Market Opportunity – 258k Machines • Signings Per Quarter – 1,400 • Total Customer Sales = $23 M/Month • Total Vending Sales = $3.4 M/Month • Total Vending Customers = 1,170 • Total Machine Count = 2,850 November 2015 Investor Day • Market Opportunity – 1.7 M Machines • Signings Per Month – 1,400 • Total Customer Sales = $143 M/Month • Total Vending Sales = $51 M/Month • Total Vending Customers = 12,785 • Total Machine Count = 54,000+

10 Industries Identified 485,000 Potential Customers 99,000 are Fastenal Customers 3.6 Machines Per Customer Site Today’s Technology 1.7 Million Machines AT $1,100 PER MACHINE Current Opportunity $22+ Billion

Investment in Professional Sales Team • Adding 200 people (75% complete) Specialized Training Program • 90-120 Days • Training • Inspection/Audit Professional Development • Increase Revenue by Machine • Store Efficiencies • Implementation Process • New Technology Professional Sales Training SELLING • Expectation of 40% Growth through Machines RVP District Manager Solutions Sales Manager Solutions Sales Specialist

• Sales Team - #1 on the list • Increase our Revenue by Machine • Store Efficiencies • Cost Savings • Customer Proposals • Exclusive Brands • Machines VENDING INITIATIVES

E-Commerce • Spot Buys • Ship to Locker • FAST 360° CSP 2016 • Outdoor Lockers • Drive Traffic to Store • Same Day Needs Onsite • Opportunity with Existing Vending Customers • Lowers Cost to Serve • Efficiencies

• Efficiencies for our Customers • Efficiencies for our Stores • Market is HUGE- over $22 Billion • Growth Potential for Company – next 5 years • New Markets – New Customers • Changing the way We Sell – Changing the way Customers Buy • Limits our Competition • Machine Behind the Machine WHY FASTENAL VENDING?

Kris Van Dalen Director of Supply Chain Solutions

• DEFINE ONSITE • ONSITE HISTORY • BUSINESS STATUS • ONSITE MARKET • COMPETITIVE ADVANTAGE • 2015 RESULTS • WHY ONSITE? AGENDA

ONSITE: Dedicated team members executing sales, service and operations within a customer facility.

$185 Million $394 Million $100,000,000 $200,000,000 $300,000,000 $400,000,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 HISTORICAL ONSITE REVENUE 151 154 154 169 195 212 148 152

• Average Annual Revenue is $1.8 M • Gross Margin - 30% Lower • Operating Expense - 40% Less • Ability to Leverage our Existing Network = Attractive Returns ONSITE PROFITABILITY

Create Focus Brand the program  Link onsite locations together  Identify the target market Build Onsite Tailored Tools Systems and software Training Compensation plans Overcome Misconceptions  Profitability Staffing  Internal expense structure ONSITE NEEDS

31,000 manufacturing prospects in North America 16,200 validated 3,700 qualified as immediate opportunities – approximately 2,200 are Fastenal Customers $25+ Billion 225 531 THE POWER OF ONSITE

Existing Fastenal Business Model • Reduces the Investment to Move Onsite with a Customer • Fastenal Creates More Value by Leveraging Resources • Creates Barrier to Competition COMPETITIVE ADVANTAGE

Create Focus  Brand the program  Link onsite locations together  Identify the target market Build Onsite Tailored Tools Systems and software Training  Compensation plans Overcome Misconceptions  Profitability  Staffing  Internal expense structure

65 • New Onsite Customers 2015 • On pace to add 80 new customers, an increase of 38% $1,000,000 • Year 1 New Market Share per Customer 12.8% • YTD Growth for Districts with a New Onsite • 13.4% of revenue 18.2% • Sequential Daily Average Growth over January • $42.3 Million in October 2015 ONSITE GROWTH

NEW ONSITE CUSTOMERS 85% Manufacturing 280 Employees $115M+ Opportunity

$394 Million $466 Million $300,000,000 $350,000,000 $400,000,000 $450,000,000 $500,000,000 2011 2012 2013 2014 2015 ONSITE REVENUE 212 265

• Fastenal Customer • Supports Goals • Improves Supply Chain • Increases Productivity • Fastenal Shareholders • Dynamic Growth • Profitable Business • Fastenal Employees • Alternative Career Path • Hundreds of New Management Positions WHY FASTENAL ONSITE?

Kirk Talmontas Vice-President E-Commerce

AGENDA • COMPETITIVE ADVANTAGE • VALUE PROPOSITION • TARGET MARKET • OPPORTUNITY • NEW SEARCH & NEW WEBSITE • WHY FASTENAL E-COMMERCE

COMPETITIVE ADVANTAGE

Same-Day Service for Locally-Stocked Items LOCAL FASTENAL STORES

LOCAL FASTENAL STORES 60 MINUTE DRIVE DISTANCE Same-Day Service for Locally-Stocked Items

DISTRIBUTION SYSTEM Approx. 60% of Stores Serviced Before 7 AM Approx. 80% of Stores Serviced Before 9 AM

VALUE PROPOSITION

Transactional vs. Strategic Supply

STRATEGIC SUPPLY SOLUTIONS Fastenal Managed Inventory Customer Managed Inventory Industrial Vending

TARGET MARKET Criteria: • Existing Customers • Purchases Frequently • Discount Pricing Established • Industrial Vending and/or Binstock in Place Rationale: • Competitive Pricing in Place • Complements Existing Service Model • Positioned to Migrate Recurring Unplanned Spend to a FNL-Managed Solution • Established Purchasing Departments with Procurement Goals

NEW SEARCH & NEW WEBSITE New Search • Enterprise Elastic Search • Data Clean-Up Project • Cross Reference Expansion New Website • Fastenal.ca • Migration to Fastenal.com • New Features

WHY FASTENAL E-COMMERCE? Customer • Same-Day Service for Local Inventory • Next-Day AM Service for Regional Inventory • Reduce Unplanned Spend • Exit High-Cost Transactional Model Shareholder • Greater AVO • Higher Gross Margin Dollars • Order Processing Cost Reduction Employee • Efficiencies Gained • Increased Market Share • New Opportunities

Dan Florness Executive Vice-President & CFO

RECAP • Introduction • FAST Solutions® Industrial Vending • Onsite – Fastenal Store within our Customer’s Facility • E-Commerce – 2016 Plans TOURS FOLLOWING THE PRESENTATION Group 1: CSP 16 Store Group 2: THUB (Picking the high frequency items) Group 3: IHUB (Master and regional hub)

2000 2005 2010 Q3-2015 STORE TYPE %OF NET SALES %OF NET SALES %OF NET SALES AVG. SALES % OF NET SALES PRE-TAX % $100K+ (1,038) 40% 40% 33% $165k 52% 26.2% < $100k (1,422) 54% 51% 50% $63k 27% 17.6% USA & CAN STORE ACTIVITY 95% 91% 83% $106k 79% 23.2% LARGE CUSTOMER SITES (includes Onsites) 5% 9% 14% 16% OUTSIDE USA & CAN plus DIRECT MFG. 0% 1% 3% 5% Reported Pre-Tax 22.0% Notes: Average sales amounts based on number of POS with sales; Amounts may not foot due to rounding BUSINESS SUMMARY

Net Capital Expenditures (in thousands) 2011 (Actual) 2012 (Actual) 2013 (Actual) 2014 (Actual) 2015 (Estimate) 5 Year Total Manufacturing, warehouse, and industrial vending $ 83,607 105,278 164,940 144,649 108,400 606,874 Shelving and related supplies for local store locations 5,259 5,240 6,354 6,712 8,300 31,865 Data processing software and equipment 12,036 11,102 12,652 23,978 28,800 88,568 Real estate and improvements 5,157 6,014 9,603 4,091 4,000 28,865 Vehicles 13,984 10,772 12,991 10,044 14,500 62,291 Proceeds from sale of property and equipment (3,554) (4,524) (4,990) (5,819) (9,500) (28,387) $ 116,489 133,882 201,550 183,655 154,500 790,076 % of Earnings* 33% 32% 45% 37% *30% 35% *2015 based on current ‘street’ estimate.

WHY FASTENAL VENDING? • Big Market of $22+ Billion • Structural Advantage • Market Leading Capabilities • Optimization Brings Quick Wins and Funds Growth Energy

WHY FASTENAL ONSITE? • Big Market of $25+ Billion • Structural Advantage • Flexibility with Local Resources • Strong Supply Chain

WHY FASTENAL E-COMMERCE? • Big Market • Structural Advantage • Same Day • Before Next Day • Low Cost Network • Store • Distribution

Same Day Solutions 9,400+ Stocked Products Buy Online – Pick Up in Store Local Sales Reps Known for Fasteners After Hour Pickup (coming soon) Best In Class Distribution 24/7 Emergency ServiceLocal Presence CSP 16 STORE

IT’S ALL ABOUT THE FASTENAL ADVANTAGE Great People Close to the Customer • Allows for a ‘High Service’ Business • Allows for Great Flexibility of Approach Frugality in the Business • Allows for a Low Cost Local Model • Profitable before $50k • Allows for a Low Cost Distribution Network • Freight cost and time advantage • Allows for Great Flexibility of Approach WHY FASTENAL?

Q & A Why Fastenal? video can be found at: fastenal.com > About Us

THANK YOU!